UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2025

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35518		20-2590184
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

9715 Key West Ave	Rockville	MD	20850
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (301) 838-2500

Not Applicable
(Former name or former address, if changed since last report.)

  Securities registered pursuant to Section 12(b) of the Exchange Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SUPN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On June 13, 2025, Supernus Pharmaceuticals, Inc. (the “Supernus”) entered into an Agreement and Plan of Merger, dated as of June 13, 2025 (the “Merger Agreement”), with Sage Therapeutics, Inc., a Delaware corporation (“Sage”), and Saphire, Inc., a Delaware corporation and a wholly-owned subsidiary of Supernus (“Purchaser”). All capitalized terms used herein and not otherwise defined have the meanings given to such terms in the Merger Agreement.

Pursuant to the Merger Agreement, on July 2, 2025, Purchaser commenced a tender offer to purchase all of the outstanding shares of common stock of Sage, par value $0.0001 per share (the “Shares”), at a price of (i) $8.50 per Share, in cash, less any applicable withholding taxes and without interest (the “Closing Amount”), plus (ii) one contingent value right per Share (a “CVR”), which represents the right to receive contingent payments of up to $3.50 per Share, in cash, less any applicable withholding taxes and without interest, which amount will become payable, if at all, if specified milestones are achieved prior to June 30, 2026, December 31, 2027, December 31, 2028 and December 31, 2030, as applicable, pursuant to the CVR Agreement (collectively, the Closing Amount plus one CVR, the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 2, 2025 (together with any amendments, supplements or modifications thereto, the “Offer to Purchase”), and in the related Letter of Transmittal (together with any amendments, supplements, or modifications thereto, the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer”).

The Offer and related withdrawal rights expired one minute following 11:59 p.m., Eastern Time, on July 30, 2025 (the “Expiration Date”). As a result of the satisfaction of the Minimum Condition and each of the other conditions to the Offer, effective as of the time on which the Offer expired on the Expiration Date, Purchaser irrevocably accepted for payment all Shares that were validly tendered (and not validly withdrawn) pursuant to the Offer, and paid for all such validly tendered Shares.

Following the consummation of the Offer, the remaining conditions to the Merger (as defined below) set forth in the Merger Agreement were satisfied, and on July 31, 2025, Purchaser was merged with and into Sage without a vote of the stockholders of Sage (the “Merger”) in accordance with Section 251(h) of the General Corporation Law of the State of Delaware, with Sage surviving the Merger as a wholly owned subsidiary of Supernus.

On July 31, 2025, the Company filed a Current Report on Form 8-K (the “Original 8-K”) reporting the consummation of the Offer and Merger on July 31, 2025.

This Amendment No. 1 on Form 8-K/A amends the Original 8-K to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K within 71 calendar days after the date on which the Original 8-K was required to be filed. No other changes have been made to the Original 8-K. This Current Report on Form 8-K/A should be read in conjunction with the Original 8-K.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only, in accordance with Article 11 of Regulation S-X. It does not purport to represent the actual results of operations that the Company and Sage would have achieved had the Company held the assets of Sage during the periods presented in the pro forma financial information. Moreover, it does not represent or purport to represent the future results of operations that the Company may achieve after the acquisition.

Item 9.01                                          Financial Statements and Exhibits.

 (a)        Financial Statements of Business Acquired

The Audited Annual Financial Statements of Sage Therapeutics, Inc. as of and for the fiscal years ended 2023 and 2024 are filed as Exhibit 99.2 to this amendment, and incorporated herein by reference.

The Unaudited Interim Financial Statements of Sage Therapeutics, Inc. as of and for the three and six months ended June 30, 2024 and 2025 are filed as Exhibit 99.3 to this amendment, and incorporated herein by reference.

(b)        Pro Forma Condensed Combined Financial Information

The Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2025, Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2025 and Unaudited Pro

Forma Condensed Combined Statement of Operations for the year ended December 31, 2024 filed as Exhibit 99.4 to this amendment and incorporated herein by reference.

(c)        Exhibits

Exhibit 23.1 - Consent of PricewaterhouseCoopers LLP dated October 16, 2025.

Exhibit 99.2 - Audited Annual Financial Statements of Sage Therapeutics, Inc. as of and for the fiscal years ended 2023 and 2024 (incorporated by reference from Item 9A, and pages 120 and F-1 through F-40 of the Sage Therapeutics Annual Report on Form 10-K filed by Sage Therapeutics, Inc. on February 11, 2025).

Exhibit 99.3 - Unaudited Interim Financial Statements of Sage Therapeutics, Inc. as of and for the three and six months ended June 30, 2024 and 2025 (incorporated by reference from pages 7 through 37 of the Sage Therapeutics Quarterly Report on Form 10-Q filed by Sage Therapeutics, Inc. on July 30, 2025).

Exhibit 99.4 — Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2025, Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2025 and Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2024.

Exhibit 104 — The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: October 16, 2025	By:	/s/ Timothy C. Dec
Timothy C. Dec
Senior Vice-President and Chief Financial Officer

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